UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 13, 2008

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On August 13, 2008, Ameriprise Financial, Inc. (the "Company") issued a news release announcing that Donald E. Froude will be joining the Company as President, U.S. Advisor Group. A copy of that news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and filed herewith.  Mr. Froude, who most recently served as the Managing Director/Head of U.S. Distribution for Legg Mason, Inc., plans to assume his duties at the Company on September 2, 2008.

Mr. Froude succeeds Brian M. Heath as President, U.S. Advisor Group.  Mr. Heath's announcement that he was stepping down from that position effective February 29, 2008, was reported by the Company on a Current Report on Form 8-K dated October 31, 2007.

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated August 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: August 13, 2008	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief
Governance Officer and
Corporate Secretary